UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 10, 2010 (December 7, 2010)

NCI BUILDING SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14315 (Commission File Number)	76-0127701 (I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West
Houston, Texas (Address of principal executive offices)	77064 (Zip Code)
Registrant’s telephone number, including area code: (281) 897-7788

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On December 7, 2010, NCI Building Systems, Inc. (“NCI”) issued a press release announcing NCI’s financial results for the quarter ended October 31, 2010. A copy of the press release is attached as Exhibit 99.1. Also, at 5 p.m. EST on December 7, 2010, NCI held a conference call to discuss NCI’s earnings for the fourth quarter of fiscal 2010. A transcript of the call is attached as Exhibit 99.2.
     NCI’s press release includes Adjusted EBITDA, Adjusted Operating Income (Loss), Adjusted Net Earnings (Loss) applicable to common shares and Adjusted Diluted Earnings (Loss) Per Common Share which are non-GAAP financial measures. Adjusted EBITDA, Adjusted Operating Income (Loss), Adjusted Net Earnings (Loss) applicable to common shares and Adjusted Diluted Earnings (Loss) Per Common Share exclude goodwill and other intangible asset impairments, debt extinguishment and refinancing costs, lower of cost or market adjustment, convertible preferred stock beneficial conversion feature, stock-based compensation, change of control restructuring charges, gain on embedded derivative, asset impairments (recovery), transaction costs, interest rate swap, pre-acquisition contingency adjustment and environmental and other contingency adjustments. Adjusted EBITDA is calculated based on the terms contained in NCI’s term loan credit agreement. Adjusted EBITDA, Adjusted Operating Income (Loss), Adjusted Net Earnings (Loss) applicable to common shares and Adjusted Diluted Earnings (Loss) Per Common Share are measures used by management and therefore provided to investors to provide comparability between periods of underlying operational results. Adjusted EBITDA, Adjusted Operating Income (Loss), Adjusted Net Earnings (Loss) applicable to common shares and Adjusted Diluted Earnings (Loss) Per Common Share should not be considered in isolation or as substitutes for operating income (loss), net income (loss) or earnings per share determined in accordance with generally accepted accounting principles in the United States.
     The information in this Item 2.02 and Exhibits 99.1 and 99.2 attached to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended or the Exchange Act, except if NCI expressly states that such information is to be considered “filed” under the Exchange Act or incorporates it by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description
99.1	Press Release dated December 7, 2010.
99.2	Transcript for Conference Call on December 7, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.
By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Dated: December 10, 2010